Exhibit 99.1

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Q2 2015 Investor Overview

Company History Building consumer ISP Heavy sales and marketing spend Acquired several companies Business services became ~80% of revenues Running consumer ISP for cash flow >20% annual revenue declines Driving improved cash flow Focusing on growing managed services and carrier transport Working to de-lever balance sheet 1994 - 2007 2014 - 2015 2007 - 2010 2010 - 2013

EarthLink Businesses Pursue growth and opportunistically consider strategic alternatives Customer Base Operating Strategy Invest in growth, strengthen go-to-market execution Consumer Small Business Carrier / Transport Managed Services Individuals & families Telco providers & large enterprises Small, often single location businesses Distributed multi-location companies Manage for cash, protect revenue Strong presence in Managed Services Specialized capabilities in the Retail industry Favorable industry / market dynamics Tens of thousands of customers today Opportunity to generate more cash with right sized cost structure Significant cash generation engine Predictable and proven Long / flattening tail Favorable network assets underpinning the business 29k route miles of fiber Strengths

Optimize Balance Sheet Opportunistic reduction of debt outstanding Continued execution will allow us to consider reducing debt further Position for Growth Multiple new product launches Enhanced sales training and new sales leadership Increase Productivity and Drive Operational Excellence Cost reductions led to sequential expansion in Adj. EBITDA Margin1 from Q4 ‘14 to Q1 ‘15 and again in Q2 ‘15 Focus Begin to operate in Business Unit Structure New leadership for growth business and for cash flow businesses 2015 Agenda Adjusted EBITDA Margin is a Non-GAAP measures. See appendix for additional information on non-GAAP measures.

Continued strong financial performance For second consecutive quarter, more Adjusted EBITDA1 and Unlevered Free Cash Flow1 than any quarter since 2012 Increasing full year guidance again Gained traction in operations Won new business in Managed Services Achieved record sales quarter in Carrier/Transport Increased renewals in Small Business unit Launched key products including Franchise Program and Cloud Express Adjusted EBITDA and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures. Q2 2015 Highlights Improved balance sheet In Q2, redeemed another $70 million of 8-7/8% debt Through Q2, reduced annual debt service run rate by $7 million Created more flexibility to reinvest to drive growth

Financial Trends

Revenue, Adj. EBITDA and Cash Flow Trends Despite historical pressure on topline revenue focus on cost control and disciplined investment have generated increases in Adj. EBITDA and Unlevered Cash Flow. (figures in millions) (figures in millions) * 2015 Estimates represent mid-point of company guidance In 2015 we are intentionally exiting low-margin revenue streams. $284 $227 $213 $230 $137 $84 $110 $140 $- $100 $200 $300 2012 2013 2014 2015E* Adj. EBITDA Unlevered Free Cash Flow

Q2 2015 Operating & Financial Results

$ Millions	Q2 '14	Q1 '15	Q2 '15	Var to Q1 '15
Total Revenue	**$ 297.4**	**$ 282.4**	**$ 283.7**	**$ 1.2**
Business Revenue	234.2	226.3	227.5	1.2
Consumer Revenue	63.1	56.1	56.1	-
Cost of Revenue	144.2	129.5	127.0	(2.5)
Total Gross Margin	**$ 153.2**	**$ 153.0**	**$ 156.6**	**$ 3.6**
Gross Margin %	*51.5%*	*54.2%*	*55.2%*	*1.0%*
Business Gross Margin	112.7	116.8	120.7	3.9
Business Gross Margin %	*48.1%*	*51.6%*	*53.1%*	*1.4%*
Consumer Gross Margin	40.5	36.1	35.9	(0.3)
Consumer Gross Margin %	*64.2%*	*64.4%*	*64.0%*	*-0.4%*
Selling, G&A Expenses	104.6	95.3	94.3	(0.9)
Adjusted EBITDA(1)	**$ 50.9**	**$ 61.1**	**$ 66.1**	**$ 4.9**
Adjusted EBITDA Margin %(1)	*17.1%*	*21.6%*	*23.3%*	*1.6%*
Income/(Loss) from Operations	**$ (7.4)**	**$ 5.1**	**$ 10.6**	**$ 5.5**
Net Income/(Loss)	**$ (21.8)**	**$ (10.5)**	**$ (9.9)**	**$ 0.6**
Shares Outstanding(2)	102	103	103	-
Earnings Per Share	$ (0.21)	$ (0.10)	$ (0.10)	$ -
Capital Expenditures	26.0	17.5	20.9	3.4
Unlevered Free Cash Flow(1)	24.9	43.6	45.2	1.6

Revenue & Gross Margin

- Churn trends better than expected
- GM rate aided by Q1 pricing actions and continued reductions in network costs

Adjusted EBITDA

- Business unit model driving operating efficiency
- SG&A down 10% from Q2 '14

Income from Operations doubled from Q1 2015 to $11 million

Net Loss included $6 million in debt retirement costs

Unlevered Free Cash Flow

- Maintained focus on efficiently managing capital expenses
- Capex below 2014 level and more than a third lower than 2012/2013 levels

(1) Adjusted EBITDA, Adjusted EBITDA Margin and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures.
(2) Fully Diluted Weighted Average Shares

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EarthLink

Q2 2015 Balance Sheet Highlights We reduced our debt again in Q2 2015. Through June 30, we retired $96 million of our 8.875% Senior Notes. Reduced gross leverage ratio from 3.1x in Q2 ’14 to 2.3x in Q2 ’15. Increased coverage ratio (Adj. EBITDA/Annual Debt Svc.) from 4.0x in Q2 ‘14 to 5.7x in Q2 ‘15. Through Q2 2015, we reduced annual run rate debt service by $7 million. Excludes capital leases Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures $ Millions Q2 '14 Q1 '15 Q2 '15 EarthLink Cash 98 $ 108 $ 87 $ 8 7/8% Senior Notes due 2019 300 279 204 (Callable at 104.4. Next call in May 2016 at 102.2) 7 3/8% Senior Secured Notes due 2020 300 300 300 (First call in June 2016 at 105.5) $135 M Credit Facility - (L + 325-350) - - 55 Total Debt (1) 600 579 559 Net Debt 502 $ 471 $ 472 $ TTM Adjusted EBITDA (2) 195 $ 224 $ 239 $ Total Debt/Adj. EBITDA (2) 3.1x 2.6x 2.3x Net Debt/Adj. EBITDA (2) 2.6x 2.1x 2.0x Annual Run Rate Debt Service 49 $ 47 $ 42 $ TTM Adjusted EBITDA/Annual Debt Svc. 4.0x 4.8x 5.7x

2015 Full Year Guidance FY 2015 Original Guidance (as of Feb. ’15) FY 2015 Revised Guidance (as of May ‘15) FY 2015 Guidance (as of August ’15) $ Millions Low End High End Low End High End Low End High End Revenue $1,045 $1,065 $1,060 $1,075 $1,075 $1,085 Adjusted EBITDA(1) $195 $210 $215 $225 $225 $235 Capital Expenditures $90 $100 $85 $95 $85 $95 Net Loss $(75) $(65) $(52) $(46) $(50) $(46) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures In August ‘15, we raised guidance again for 2015 Revenue, Adjusted EBITDA(1) and Net Loss and maintained guidance for CapEx.

Business Overview

EarthLink Managed Services As the technology landscape changes, network management, optimization, and security become critical to success. EarthLink provides customers with managed solutions for the evolving Cloud World.

Fiber & Infrastructure: We have a robust fiber network on the east coast encompassing ~29k route miles and approximately 256k fiber miles. Many of these routes are unique and enable us to provide physical diversity for large wholesale customers Fiber and network facility audit underway, data based on preliminary estimates Fiber Asset Summary The original owners’ cost to build our current fiber network was over $3 billion

EarthLink Customers Financial Services Retail Health-care Gov. & Other

EarthLink Product & Brand Managed Security Monitoring EarthLink monitors devices on a customer’s network by detecting intrusions, scanning for vulnerabilities and addressing them before they become headline-making security failures. Cloud Express EarthLink enables customers to access a wide range of cloud service providers and SaaS and IaaS platforms through their secure, reliable EarthLink VPN. IPSec VPN & MPLS IPSec EarthLink can use IP Security technology to provide secure networking services using a third party network connection. A brand study of IT professionals shows EarthLink has among the highest brand recognition among our competitors. We are investing more in the brand to build awareness in the managed network services space. EarthLink Brand Recent Product Launches 63% 63% 65% 68% 71% 73% 82% 84% 84% 89% 91% 93% 95% 97% 97% 99% 50% 75% 100% Rackspace XO Level 3 Windstream Bright House Frontier Charter CenturyLink Cablevision Cox EarthLink Time Warner Cable Sprint Comcast Verizon AT&T

Note: Revenue component amounts sourced from billing data; this schedule shows a product view, not a customer segment view. Q2 2015 Revenue $ in Millions Q2 2014 Q1 2015 Q2 2015 Q2’15 vs. Q1 ’15 Q2’15 vs. Q2 ’14 Notes Total Company $297 $282 $284 <1% -5% Pricing activity and settlements in 1H 2015 influenced the trendline Business Services $234 $226 $228 1% -3% Q2 included $1M favorable settlements, a full quarter impact of pricing impacts and favorable churn Carrier/Transport $38 $33 $34 3% -10% Includes $0.2 M favorable settlement Demand for transport services strong Retail $197 $193 $194 <1% -2% Continued benefit of Q1 pricing actions Includes $0.8 M favorable settlement Managed Network & Cloud Services Products $49 $52 $53 2% 8% Making changes to go-to-market model Continue to see strong market opportunity CLEC Products $148 $141 $141 - -5% Churn better than expected in wake of Q1 pricing actions Consumer Services $63 $56 $56 - -11% Includes $0.6M favorable revenue adjustment Churn dropped 20bps in Q2 to 1.9%

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EarthLink Non-GAAP Measures Adjusted EBITDA is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and long-lived assets, restructuring, acquisition and integration-related costs, loss on extinguishment of debt, and gain (loss) from discontinued operations, net of tax. Unlevered Free Cash Flow is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock based compensation expense, impairment of goodwill and long-lived, restructuring, acquisition and integration-related costs, loss on extinguishment of debt, and gain (loss) from discontinued operations, net of tax, less cash used for purchases of property and equipment. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by total revenue. Adjusted EBITDA, Unlevered Free Cash Flow, and Adjusted EBITDA Margin are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business and determine bonuses. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA, Unlevered Free Cash Flow, Adjusted EBITDA Margin and Income (Loss) from Operations Before Restructuring are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA, Unlevered Free Cash Flow, and Adjusted EBITDA Margin should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. GAAP. Non GAAP Information

2015 Guidance Non GAAP Reconciliation Year Ending December 31, 2015 Net loss $(50) - $(46) Interest expense and other, net 51 - 52 Income tax benefit 0 - 1 Depreciation and amortization 188 - 190 Stock-based compensation expense 15 Restructuring, acquisition and integration-related costs 13 - 14 Loss on extinguishment of debt 8 - 9 Adjusted EBITDA $225- $235

Historical Non GAAP Reconciliations June 30, September 30, December 31, March 31, June 30, 2014 2014 2014 2015 2015 Net loss (21,838) $ (1,952) $ (22,492) $ (10,483) $ (9,922) $ Interest expense and other, net 14,082 13,970 14,253 13,937 14,112 Income tax provision (benefit) 374 (4,329) (1,152) 351 410 Depreciation and amortization 45,615 46,716 47,686 47,264 47,723 Stock-based compensation expense 2,335 2,930 2,392 3,415 3,814 Impairment of long-lived assets 5,437 589 2,974 - - Restructuring, acquisition and integration-related costs 4,908 1,108 9,095 5,372 3,978 Loss on extinguishment of debt - - - 1,286 5,966 (Gain) loss from discontinued operations, net of tax (6) - 442 - - Adjusted EBITDA 50,907 $ 59,032 $ 53,198 $ 61,142 $ 66,081 $ Total Revenue 297,358 $ 297,745 $ 284,472 $ 282,447 $ 283,664 $ Adjusted EBITDA Margin 17.1% 19.8% 18.7% 21.6% 23.3% EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Adjusted EBITDA (in thousands) Three Months Ended

Additional Non GAAP Reconciliations

EARTHLINK HOLDINGS CORP.
Reconciliation of Net Loss to Unlevered Free Cash Flow
(in thousands)

	Three Months Ended				
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Net loss	$ (21,838)	$ (1,952)	$ (22,492)	$ (10,483)	$ (9,922)
Interest expense and other, net	14,082	13,970	14,253	13,937	14,112
Income tax provision (benefit)	374	(4,329)	(1,152)	351	410
Depreciation and amortization	45,615	46,716	47,686	47,264	47,723
Stock-based compensation expense	2,335	2,930	2,392	3,415	3,814
Impairment of long-lived assets	5,437	589	2,974	-	-
Restructuring, acquisition and integration-related costs	4,908	1,108	9,095	5,372	3,978
Loss on extinguishment of debt	-	-	-	1,286	5,966
(Gain) loss from discontinued operations, net of tax	(6)	-	442	-	-
Purchases of property and equipment	(25,965)	(24,890)	(28,624)	(17,529)	(20,873)
Unlevered Free Cash Flow	$ 24,942	$ 34,142	$ 24,574	$ 43,613	$ 45,208

EARTHLINK HOLDINGS CORP
Reconciliation of Net Cash Provided by Operating Activities to Unlevered Free Cash Flow
(in thousands)

	Three Months Ended				
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Net cash provided by operating activities	$ 17,969	$ 62,063	$ 38,657	$ 18,865	$ 33,262
Income tax provision (benefit)	374	(4,329)	(1,152)	351	410
Non-cash income taxes	(242)	4,391	(4,530)	(185)	(196)
Interest expense and other, net	14,082	13,970	14,253	15,223	14,112
Amortization of debt discount, premium and issuance costs	(1,022)	(1,029)	(1,037)	(1,029)	(994)
Restructuring, acquisition and integration-related costs	4,908	1,108	9,095	5,372	3,978
Changes in operating assets and liabilities	14,732	(16,918)	(2,578)	23,741	16,255
Purchases of property and equipment	(25,965)	(24,890)	(28,624)	(17,529)	(20,873)
Other, net	106	(224)	490	(1,196)	(746)
Unlevered Free Cash Flow	$ 24,942	$ 34,142	$ 24,574	$ 43,613	$ 45,208
Net cash used in investing activities	(25,379)	(25,390)	(28,624)	(17,529)	(20,873)
Net cash used in financing activities	(2,651)	(5,513)	(5,512)	(27,416)	(33,080)

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Additional Non GAAP Reconciliation

EARTHLINK HOLDINGS CORP.
Reconciliation of Net Income (Loss) to Adjusted EBITDA
(in thousands)

	Year Ended		
	December 31, 2012	December 31, 2013	December 31, 2014
Net income (loss)	$ 7,520	$ (538,827)	$ (72,752)
Interest expense and other, net	63,416	60,686	56,261
Income tax provision (benefit)	(1,331)	211,231	(4,744)
Depreciation and amortization	183,165	183,114	186,872
Stock-based compensation expense	10,462	13,275	12,600
Impairment of goodwill and long-lived assets	-	255,599	14,334
Restructuring, acquisition and integration-related costs	18,244	40,030	20,088
Loss from discontinued operations, net of tax	2,418	1,961	381
Adjusted EBITDA	$ 283,894	$ 227,069	$ 213,040

EARTHLINK HOLDINGS CORP.
Reconciliation of Net Income (Loss) to Adjusted EBITDA
(in thousands)

	Year Ended		
	December 31, 2012	December 31, 2013	December 31, 2014
Net income (loss)	$ 7,520	$ (538,827)	$ (72,752)
Interest expense and other, net	63,416	60,686	56,261
Income tax provision (benefit)	(1,331)	211,231	(4,744)
Depreciation and amortization	183,165	183,114	186,872
Stock-based compensation expense	10,462	13,275	12,600
Impairment of goodwill and long-lived assets	-	255,599	14,334
Restructuring, acquisition and integration-related costs	18,244	40,030	20,088
Loss from discontinued operations, net of tax	2,418	1,961	381
Purchases of property and equipment	(147,360)	(143,614)	(102,863)
Unlevered Free Cash Flow	$ 136,534	$ 83,455	$ 110,177

EARTHLINK HOLDINGS CORP
Reconciliation of Net Cash Provided by Operating Activities to Unlevered Free Cash Flow
(in thousands)

	Year Ended		
	December 31, 2012	December 31, 2013	December 31, 2014
Net cash provided by operating activities	$ 191,055	$ 124,156	$ 139,995
Income tax provision (benefit)	(1,331)	211,231	(4,744)
Non-cash income taxes	107	(212,870)	(591)
Interest expense and other, net	63,416	60,686	56,261
Amortization of debt discount, premium and issuance co	1,945	(2,061)	(4,104)
Restructuring, acquisition and integration-related costs	18,244	40,030	20,088
Changes in operating assets and liabilities	7,930	5,662	5,673
Purchases of property and equipment	(147,360)	(143,614)	(102,863)
Other, net	2,528	235	462
Unlevered Free Cash Flow	$ 136,534	$ 83,455	$ 110,177
Net cash used in investing activities	(163,836)	(112,500)	(102,777)
Net cash used in financing activities	(81,381)	(52,641)	(19,721)

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EarthLink

Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation: (1) that we may not be able to execute our strategy to successfully transition to a leading managed network, security and cloud services provider, which could adversely affect our results of operations and cash flows; (2) that we may not be able to grow revenues from our growth products and services to offset declining revenues from our traditional products and services, which could adversely affect our results of operations and cash flows; (3) that failure to achieve operating efficiencies would adversely affect our results of operations and cash flows; (4) that we may have to undertake further restructuring plans that would require additional charges; (5) that is we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (6) that we may be unable to successfully divest non-strategic products, which could adversely affect our results of operations(7) that we may be unable to successfully make or integrate acquisitions, which could adversely affect our results of operations; (8) that we face significant competition in the communications and managed services industry that could reduce our profitability; (9) that failure to retain existing customers could adversely affect our results of operations and cash flows; (10) that decisions by legislative or regulatory authorities, including the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (11) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (12) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (13) that we may experience reductions in switched access and reciprocal compensation revenue; (14) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (15) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (16) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (17) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (18) our consumer business is dependent on the availability of third-party network service providers; (19) that we face significant competition in the Internet access industry that could reduce our profitability; (20) that the continued decline of our consumer access subscribers will adversely affect our results of operations; (21) that potential regulation of Internet service providers could adversely affect our operations; (22) that cyber security breaches could harm our business; (23) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (24) that interruption or failure of our network, information systems or other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (25) that our business depends on effective business support systems and processes; (26) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (27) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (28) that we may not be able to protect our intellectual property; (29) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (30) that unfavorable general economic conditions could harm our business; (31) that government regulations could adversely affect our business or force us to change our business practices; (32) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (33) that we may be required to recognize impairment charges on our goodwill and other intangible assets, which would adversely affect our results of operations and financial position; (34) that we may have exposure to greater than anticipated tax liabilities and we may be limited in the use of our net operating losses and certain other tax attributes in the future; (35) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our business and industry; (36) that we may require substantial capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (37) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness; (38) that we may reduce, or cease payment of, quarterly cash dividends; (39) that our stock price may be volatile; (40) that provisions of our certificate of incorporation, bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company; and (41) that our bylaws designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ flexibility in obtaining a judicial forum for disputes with us or our directors, officers or employees. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2014.

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